Exhibit 10.21

AMENDMENT NO. 2 TO

SENIOR MANAGEMENT AGREEMENT

THIS AMENDMENT NO. 2 TO SENIOR MANAGEMENT AGREEMENT (this “Amendment”), dated as of November 18, 2014, is made by and among Capella Holdings, Inc., a Delaware corporation (the “Company”), Capella Healthcare, Inc., a Delaware corporation (“Employer”), and Michael Wiechart (“Executive”), and GTCR Fund VIII, L.P., a Delaware limited partnership (the “Majority Holder”).

RECITALS

WHEREAS, the Company, Employer and Executive entered into a Senior Management Agreement, dated as of May 26, 2009 and an Amendment No. 1 dated August 24, 2011 (the “Senior Management Agreement”); and

WHEREAS, the Company, Employer, Executive and the Majority Holder desire to amend the Senior Management Agreement as set forth herein pursuant to Section 11(k) of the Senior Management Agreement;

NOW, THEREFORE, in consideration of the foregoing recitals, which shall constitute a part of this Amendment, and the mutual promises contained in this Amendment, and intending to be legally bound thereby, the parties agree as follows:

1. Amendment to Section 6(a). Section 6(a) of the Senior Management Agreement is hereby deleted in its entirety and replaced with the following provision:

(a) Position and Duties.

(i) Effective as of January 1, 2014 and during the Employment Period, Executive shall serve as the Chief Executive Officer of the Company and shall have the normal duties, responsibilities and authority implied by such position, including, without limitation, the responsibilities associated with all aspects of the daily operations of Employer and the identification, negotiation, completion and integration of any acquisitions made by the Company, Employer or their Subsidiaries, subject to the power of the Board to expand or limit such duties, responsibilities and authority and to override actions of the Chief Executive Officer.

(ii) Executive shall report to the Board, and Executive shall devote his best efforts and his full business time and attention to the business and affairs of the Company, Employer and their Subsidiaries.

2. Amendment to Section 6(b). The first sentence of Section 6(b) of the Senior Management Agreement is hereby amended by inserting the phrase “and effective as of January 1, 2014” immediately after the phrase “During the Employment Period”.

3. Amendment to Section 6(b). In Section 6(b) of the Senior Management Agreement $375,000 is hereby deleted and replaced with $650,000.

4. Ratification. All other paragraphs, provisions, and clauses in the Senior Management Agreement not so modified remain in full force and effect as originally written.

5. Defined Terms. Certain capitalized terms not defined herein shall have the meanings given to such terms in the Senior Management Agreement.

6. Counterparts. This Amendment may be executed in one or more counterparts, each of which is an original, but all of which together constitute one and the same instrument. Any counterpart may be executed by facsimile signature and such facsimile signature shall be deemed an original.

7. Governing Law; Binding Agreement. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by the internal law of the State of Delaware without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

CAPELLA HOLDINGS, INC.

By:	/s/ Michael A. Wiechart
Name:	Michael A. Wiechart
Its:	President and Chief Executive Officer

CAPELLA HEALTHCARE, INC.

By:	/s/ Michael A. Wiechart
Name:	Michael A. Wiechart
Its:	President and Chief Executive Officer

/s/ Michael A. Wiechart
Michael Wiechart

Agreed and Accepted by:

GTCR FUND VIII, L.P., as Majority Holder

By:	GTCR Partners VIII, L.P.
Its:	General Partner

By:	GTCR Golder Rauner II, L.L.C.
Its:	General Partner

By:	/s/ David A. Donnini
Name:	David A. Donnini
Its:	Principal

Signature Page to Amendment No. 2 to Senior Management Agreement